UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 21, 2013, management of Alpha Natural Resources, Inc. (“Alpha”) announced it will participate in several upcoming investor conferences. Copies of the press release and written presentation are attached as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release.
Exhibit 99.2	Alpha Natural Resources, Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

February 25, 2013	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Alpha Natural Resources, Inc. Press Release.
Exhibit 99.2	Alpha Natural Resources, Inc. Investor Presentation